UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2010

STATER BROS. HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13222	33-0350671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 S. Tippecanoe Avenue San Bernardino, California	92408
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 733-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On December 13, 2010, Stater Bros. Holdings Inc. issued a press release announcing the final results of its previously announced cash tender offer with respect to its 8.125% Senior Notes due 2012 (the “Notes”), and that it has accepted for payment all Notes validly tendered and not validly withdrawn in the tender offer. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

The following material is being furnished as an exhibit to this Current Report on Form 8-K.

(d) Exhibits.

Exhibit	Description

99.1	Stater Bros. Holdings Inc. Press Release dated December 13, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stater Bros. Holdings Inc.

Date: December 13, 2010	By:	/S/ PHILLIP J. SMITH
	Name:	Phillip J. Smith
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Stater Bros. Holdings Inc. Press Release dated December 13, 2010.